Columbia Emerging Markets Opportunity Fund

Supplement dated May 10, 2011

to the Prospectuses dated December 30, 2010

Effective May 10, 2011, the information in the “Summary of the Fund” under the caption “Fund Management” is hereby revised and replaced with the following:

Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Manager	Title	Managed Fund Since

Irina Miklavchich, CFA	Lead Portfolio Manager	May 2011

Rafael Polatinsky, CFA	Deputy Portfolio Manager	Sept. 2010

The portfolio managers responsible for the Fund’s day-to-day portfolio management, as described in the Fund’s prospectus in the “More Information About the Fund” section under the caption “Fund Management and Compensation — ” is superseded and replaced as follows:

Portfolio Managers. The portfolio managers responsible for the day-to-day management of the Fund are:

Irina Miklavchich, CFA, Lead Portfolio Manager

•	Managed the Fund since May 2011

•	Joined Threadneedle in February 2011 as a senior fund manager on emerging market equities.

•	Began investment career in 2003.

•	Diploma in international economics from the Moscow Institute of International Relations; MBA for INSEAD in France.

Rafael Polatinsky, CFA, Deputy Portfolio Manager

•	Co-Managed the Fund since Sept. 2010.

•	Joined Threadneedle in 2007 as Investment Analyst/Fund Manager.

•	Began investment career in 2004 as Investment Adviser with WestLB.

•	Bachelor of Accounting and Bachelor of Commerce, University of Witwatersrand, Johannesburg.

The rest of this section remains the same.

S-6354-11 A (5/11)